EXHIBIT 24

                        POWER OF ATTORNEY

     The undersigned hereby constitute and appoint IRVING WEISER and DANIEL J. REUSS and each of them his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Inter-Regional Financial Group, Inc. for the fiscal year ending December 31, 1994 and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying all that said attorneys-in-fact and agents, each acting alone, or his substitutes, may lawfully do or cause to be done by virtue thereof.

     SIGNATURE                                   DATE
     ---------                                   ----

John C. Appel                              February 7, 1996
-----------------------
John C. Appel

Susan S. Boren                             February 14, 1996
-----------------------
Susan S. Boren

Angela M. Chicoine                         February 7, 1996
-----------------------
Angela M. Chicoine

F. Gregory Fitz-Gerald                     February 7, 1996
-----------------------
F. Gregory Fitz-Gerald

Louis C. Fornetti                          February 7, 1996
-----------------------
Louis C. Fornetti

Lawrence Perlman                           February 7, 1996
-----------------------
Lawrence Perlman

C. A. Rundell, Jr.                         February 7, 1996
-----------------------
C.A. Rundell, Jr.

Robert L. Ryan                             February 7, 1996
-----------------------
Robert L. Ryan

Arthur R. Schulze, Jr.                     February 7, 1996
-----------------------
Arthur R. Schulze, Jr.

Irving Weiser                              February 7, 1996
-----------------------
Irving Weiser